UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 3/8/2010

Kraton Performance Polymers, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 333-123749

Delaware	20-0411521
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

15710 John F. Kennedy Blvd., Suite 300

Houston, TX 77032

(Address of principal executive offices, including zip code)

281-504-4700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Kraton Polymers LLC

(Exact name of registrant as specified in its charter)

Commission File Number: 333-123747

Delaware	26-3739386
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

15710 John F. Kennedy Blvd., Suite 300

Houston, TX 77032

(Address of principal executive offices, including zip code)

281-504-4700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2010, the Compensation Committee of Kraton Performance Polymers, Inc. approved the 2010 Performance Targets under the Kraton Polymers LLC Cash Incentive Plan for the Kraton Leadership Team, which includes our named executive officers.

For the bonus year that ends December 31, 2010, the Committee has established the following Target Bonus amounts for our named executive officers:

Named Executive Officer	Target Bonus
Kevin Fogarty	1.0 x Base Salary
David A. Bradley	.75 x Base Salary
Stephen E. Tremblay	.50 x Base Salary
Larry R. Frazier	.50 x Base Salary
Lothar Freund	.50 x Base Salary

As described more fully below, if the Business Performance Targets and the Personal Performance Targets are achieved at the maximum, or “stretch,” levels, each named executive officer’s actual bonus can be up to two times his Target Bonus.

The Compensation Committee has established Business Performance Targets for the Company and Personal Performance Targets for each named executive officer and has assigned a percentage weighting to the achievement of each. The actual bonus earned shall be the sum of the amount earned for achievement of Business Performance Targets and the amount earned for the achievement of the Personal Performance Targets, provided that if no bonus compensation is payable for the achievement of Business Performance Targets, then no annual bonus compensation shall be payable.

The Business Performance Targets are comprised of three performance measures, each of which is assigned an individual weighting by the Committee: achievement of adjusted EBITDA; achievement of operating cash flow; and percentage of innovation sales (percentage of income generated from sales of products commercialized within the past five years).

The Personal Performance Targets are comprised of a number of unique, individual performance measures, each of which is assigned an individual weighting, within the executive’s area of management or control.

The Committee has established threshold, target and stretch targets for each of the Business Performance Targets and Personal Performance Targets, which if achieved, will provide a bonus multiplier of 0.5, 1.0 or 2.0, respectively.

Any such bonuses will be paid in cash, and the Company expects that such payments, if any, will be made in first quarter 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraton Polymers LLC

Date: March 11, 2010	By:	/s/ Stephen W. Duffy
Stephen W. Duffy
Vice President and General Counsel

Kraton Performance Polymers, Inc.

Date: March 11, 2010	By:	/s/ Stephen W. Duffy
Stephen W. Duffy
Vice President and General Counsel